                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Amedisys, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        [LOGO OF AMEDYSIS APPEARS HERE]

                    3029 S. SHERWOOD FOREST BLVD., SUITE 300
                          BATON ROUGE, LOUISIANA 70816
                   (504)292-2031 (PHONE); (504)292-8163 (FAX)
                            HTTP://WWW.AMEDISYS.COM

                               May 28, 1998

Dear Stockholder:

  You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Amedisys, Inc. to be held on Thursday, June 25, 1998 at 10:00 a.m. (CDT) at Glynnwood located at 6230 Blue Bonnet, Baton Rouge, Louisiana. We look forward to this opportunity to update you on developments at Amedisys.

  We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                          Sincerely,

                                          William F. Borne
                                          Chief Executive Officer

                                AMEDISYS, INC.
                       3029 S. SHERWOOD FOREST BOULEVARD
                                   SUITE 300
                         BATON ROUGE, LOUISIANA 70816

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held June 25, 1998

To the Stockholders of Amedisys, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Amedisys, Inc. (the "Company") will be held at Glynnwood located at 6230 Blue Bonnet, Baton Rouge, Louisiana, at 10:00 a.m., central daylight time, on Thursday, June 25, 1998, for the following purposes:

    1. To elect five directors to serve until the next annual meeting of Stockholders of the Company and until their successors have been duly elected and qualified;

    2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation increasing the number of authorized shares of common stock ("Common Stock") from 10,000,000 to 30,000,000 shares.

    3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation increasing the number of authorized shares of preferred stock ("Preferred Stock") from 2,500,000 to 5,000,000 shares.

    4. To consider and act upon the proposed 1998 Employee Stock Option Plan;

    5. To consider and act upon the proposed 1998 Directors Stock Option
  Plan;

    6. To consider and act upon the proposed 1998 Employee Stock Purchase
  Plan;

    7. To ratify the selection of Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998; and

    8. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

  Only Stockholders of record at the close of business on April 29, 1998, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

  Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered Stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          William F. Borne, Chief Executive
                                           Officer

                               May 28, 1998

  THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                AMEDISYS, INC.
                       3029 S. SHERWOOD FOREST BOULEVARD
                                   SUITE 300
                         BATON ROUGE, LOUISIANA 70816

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

  This Proxy Statement is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Amedisys, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Glynnwood located at 6230 Blue Bonnet, Baton Rouge, Louisiana, at 10:00 a.m., central daylight time, on Thursday, June 25, 1998, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to Stockholders on or about May 15, 1998. All costs of soliciting proxies will be borne by the Company.

  The close of business on April 29, 1998, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 3,060,021 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding, and 750,000 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share ("Series A Preferred Stock") issued and outstanding that are currently convertible into, and entitled to vote on the basis of, 1,621,622 shares of Common Stock (the "Common Stock Equivalents").

  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and the Common Stock Equivalents on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the Stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

  With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock and the Common Stock Equivalents present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Items 2, 3, 4, 5, 6 and 7. Abstentions will have the same effect as a vote against a proposal.

  All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK,
(iii) FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, (iv) FOR THE PROPOSED 1998 EMPLOYEE STOCK OPTION PLAN, (v) FOR THE PROPOSED 1998 DIRECTORS STOCK OPTION PLAN, (vi) FOR THE PROPOSED 1998 EMPLOYEE STOCK PURCHASE PLAN;
(vii) FOR THE PROPOSED INDEPENDENT PUBLIC ACCOUNTANTS, AND (viii) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

  The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

                                 ANNUAL REPORT

  A copy of the Company's 1997 Annual Report to Stockholders is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

  The Company will provide, without charge, a copy of its Annual Report on Form 10-K, including financial statements and exhibits thereto, upon written request to Joann Rushing, Assistant Secretary of the Company, at 3029 South Sherwood Forest Boulevard, Suite 300, Baton Rouge, Louisiana 70816. The Company's fax number is (504) 292-8163 and its Internet address is http://www.amedisys.com.

                                    ITEM 1
                             ELECTION OF DIRECTORS

DIRECTOR NOMINEES

  The directors are elected annually by the Stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall not be less than three. The Stockholders will elect five directors for the coming year. All of the nominees presently serve as directors of the Company.

  Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

  William F. Borne (age 40). Mr. Borne founded the Company in 1982 and has served as chief executive officer and a director since that time. In 1988, Mr. Borne also founded and served as president and chief executive officer of Amedisys Specialized Medical Services, Inc. until June 1993. Mr. Borne also founded and served as chief executive officer of Amedisys Staffing Services, Inc. and Amedisys Nursing Services, Inc.

  Ronald A. LaBorde (age 41). Mr. LaBorde has been a director of the Company since 1997. Since 1995, Mr. LaBorde has served as the president and chief executive officer of Piccadilly Cafeterias, Inc. ("Piccadilly"). Mr. LaBorde has been a member of the Piccadilly board of directors since 1992. Prior to 1995, Mr. LaBorde held various executive positions with Piccadilly including executive vice president and chief financial officer from 1992 to 1995, executive vice president, corporate secretary and controller, from 1986 to 1992 and vice president and assistant controller from 1982 to 1986. Mr. LaBorde is a certified public accountant.

  Jake L. Netterville (age 60).Mr. Netterville has been a director of the Company since 1997. Mr. Netterville is the managing director of Postlethwaite & Netterville, A Professional Accounting Corporation, one of the largest privately held accounting firms in Louisiana. Mr. Netterville has held that position since 1977. Mr. Netterville is a Certified Public Accountant and has served as chairman of the board of the American Institute of CPAs ("AICPA"), the highest national office in the accounting profession. Mr. Netterville is a permanent member of the AICPA's Governing Council. Mr. Netterville serves as a member of the board of directors of the Wall Street Deli, a Nasdaq listed company, and Catalyst Vidalia Corporation. Mr. Netterville holds a B.S. in accounting from Louisiana State University.

  David R. Pitts (age 58). Mr. Pitts has been a director of the Company since 1997. Mr. Pitts is the president and chief executive officer of Pitts Management Associates, Inc., a national hospital and healthcare consulting firm. Mr. Pitts has over thirty-five years' experience in hospital operations, healthcare planning and multi-institutional organization, and has served in executive capacities in a number of hospitals, multi-hospital systems, and medical schools. Since 1984, Mr. Pitts has served as president and chief executive officer of HSLI, Inc., a company managing self-insured trusts and providing insurance consulting services to corporations. Mr. Pitts serves as a director of Union Planters Bank of Louisiana. Mr. Pitts holds a B.S. degree in management and economics at Ohio State University and Masters degrees in both hospital administration and public administration at the University of Minnesota.

  Peter F. Ricchiuti (age 41). Mr. Ricchiuti has been a director of the Company since 1997. Mr. Ricchiuti has been Assistant Dean and Director of Research at Tulane University's A.B. Freeman School of Business since 1993, and an adjunct professor of finance at Tulane since 1986. From 1993 to 1996, Mr. Ricchiuti was the assistant dean and director of Career Development and Placement at the A.B. Freeman School of Business at Tulane. From 1988 to 1993 Mr. Ricchiuti was assistant state treasurer and chief investment officer for the Department of the Treasury, State of Louisiana. Mr. Ricchiuti is a member of the board of trustees for WYES-TV, the public broadcasting station in New Orleans, Louisiana. Mr. Ricchiuti holds a B.S. degree from Babson College and a MBA from the University of New Orleans.

BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

  The Board of Directors held eight meetings in 1997, and each director of the Company attended at least 75% of all Board meetings. The Company maintains audit and compensation committees ("Audit and Compensation Committees") and all committee meetings were attended by a majority of committee members.

  The Audit Committee was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent auditors and reviews other matters relating to the relationship of the Company with its auditors. The Audit Committee was comprised of Dr. LeBlanc, Messrs. LaBorde and Netterville and met twice during the last fiscal year. The Compensation Committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things and is comprised solely of outside directors. The Compensation Committee was comprised of Messrs. Ricchiuti, Pitts and Hession and met twice during the last fiscal year. The Board of Directors currently has no nominating committee or a committee performing a similar function. In April 1998, Messrs. Hession, Ostrowe, LeBlanc and Hartley resigned from the Board of Directors. These resignations were not the result of any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

DIRECTORS' FEES

  Each director receives $1,000 per month during their term. Each director will be eligible to receive options from the 1998 Directors Stock Option Plan more particularly described in Item 5 hereof, although no determinations have been made to date. All directors are entitled to reimbursement for reasonable expenses incurred in attending such meetings.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners complied with all applicable filing requirements during the fiscal year ended December 31, 1997.

  THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE

ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                    ITEM 2
              APPROVAL OF AN INCREASE IN AUTHORIZED COMMON STOCK

  In April 1998, the Board of Directors approved an amendment to the Certificate of Incorporation of the Company to increase to 30,000,000 the number of shares of Common Stock authorized for issuance, and directed that the amendment be submitted to a vote of Stockholders at the Annual Meeting. The form of proposed amendment is attached to this Proxy Statement as Exhibit "A".

  Article Four of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to 10,000,000 shares of Common Stock. As of the record date, 3,060,021 shares of Common Stock were outstanding and 2,602,687 shares were reserved for issuance upon conversion of outstanding Preferred Stock, warrants and options of the Company. There were, therefore, as of the Record Date, approximately 4,337,292 shares of authorized Common Stock available for future issuance by the Company. The Board believes it would be desirable to increase the number of shares of authorized Common Stock in order to make available additional shares for possible stock splits, acquisitions, financings, employee benefit plan issuances and for other such corporate purposes as may arise. The Company currently does not have any plans, arrangements, negotiations or understandings with regard to the issuance of any Common Stock.

  All newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. While the issuance of shares in certain instances may have the effect of stalling a hostile takeover, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure nor is the Company aware of any proposed or contemplated transaction of this type.

  THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 3
             APPROVAL OF AN INCREASE IN AUTHORIZED PREFERRED STOCK

  In April 1998, the Board of Directors approved an amendment to the Certificate of Incorporation of the Company to increase to 5,000,000 the number of shares of Preferred Stock authorized for issuance, and directed that the amendment be submitted to a vote of Stockholders at the Annual Meeting. The form of proposed amendment is attached to this Proxy Statement as Exhibit "A".

  Article Four of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to 2,500,000 shares of Preferred Stock. As of the record date, 750,000 shares of Preferred Stock were outstanding. There were, therefore, as of the Record Date, approximately 1,750,000 shares of authorized Preferred Stock available for future issuance by the Company. The Board believes it would be desirable to increase the number of shares of authorized Preferred Stock in order to make available additional shares for possible stock splits, acquisitions, financings, employee benefit plan issuances and for other such corporate purposes as may arise. The Company currently does not have any plans, arrangements, negotiations or understandings with regard to the issuance of any Preferred Stock.

  Currently shares of Preferred Stock of the Company may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as determined by the Board prior to the issuance of the shares. Each class or series of Preferred Stock has such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board prior to the issuance of any shares thereof. While the issuance of shares in certain instances may have the effect of stalling a hostile takeover, the Board does not intend or view the increase in authorized Preferred Stock as an anti-takeover measure nor is the Company aware of any proposed or contemplated transaction of this type.

  THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF SUCH AMENDMENT. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 4.
             ADOPTION OF THE 1998 STOCK OPTION PLAN FOR EMPLOYEES

  The 1998 Stock Option Plan for Employees ("Plan") was adopted by the Board of Directors in January 1998, subject to approval of the Stockholders. If approved by the Stockholders, the Plan will allow stock option grants, performance stock awards, restricted stock awards, and stock appreciation rights ("SAR") as determined by the Compensation Committee. The Plan is intended to replace the Company's Amended and Restated Stock Option Plan for Employees which is currently in effect (the "Amended and Restated Option Plan"). Options currently outstanding under the Amended Stock Option Plan will be re-issued under the new Plan, with the only change in terms being the longer exercise period under the new Plan. The Company does not intend to issue any additional options under the Amended Stock Option Plan. The number of shares of Common Stock underlying options currently outstanding under the Amended Stock Option Plan is 926,499. Of the 926,499 shares of Common Stock underlying currently outstanding options; (i) 113,332 shares underlying options are currently exercisable, (ii) 42,857 shares are underlying options which become exercisable in October 1998, (iii) 7,001 shares are underlying options which become exercisable in May 1999, (iv) 42,857 shares are underlying options which become exercisable in October 1998, (v) 56,476 shares are underlying options which become exercisable in February 1999, (vi) 56,476 shares are underlying options which become exercisable in February 2000, (vii) 105,000 shares are underlying options which become exercisable in September 1998 upon the attainment of certain performance goals, (viii) 112,500 shares are underlying options which become exercisable in October 1998 upon attainment of certain performance goals, (ix) 142,500 shares are underlying options which become exercisable in November 1998 upon the attainment of certain performance goals, (x) 45,000 shares are underlying options which become exercisable in December 1998 upon the attainment of certain performance goals, (xi) 62,500 shares are underlying options which become exercisable in August 1998, and (xii) 62,500 shares are underlying options which become exercisable in August 1999. Expiration periods of the options currently outstanding range from 2001 to 2009. The Board has reserved 1,425,000 shares of Common Stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase Stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. A summary of the Plan is set forth below, and the full text of the Plan is attached hereto as Exhibit "B."

  ELIGIBILITY. The Plan is open to key employees (including officers and directors) and consultants of the Company and its affiliates ("Eligible Persons").

  TRANSFERABILITY. The grants are not transferrable.

  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not effect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be canceled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

  OPTIONS AND SARS. The Company may grant incentive or nonqualified stock options.

  Option price. Incentive options shall be not less than the greater of
(i)100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more Stockholders shall be not less than 110% of fair market value.

  Duration. No option or SAR may be exercisable after the period of 10 years. In the case of a 10% or more Stockholder no incentive option may be exercisable after the expiration of five years.

  Amount exercisable-incentive options. No option may be exercisable within six months from its date of grant. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

  Exercise of Options. Options may be exercised by written notice to the Compensation Committee with:

    (i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

    (ii) stock at its fair market value on the date of exercise;

    (iii) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Compensation Committee);

    (iv) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Compensation Committee); and/or

    (v) any other form of payment which is acceptable to the Compensation Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

  SARS. SARs may, at the discretion of the Compensation Committee, be included in each option granted under the Plan to permit the Eligible Person to surrender that option, or a portion of the part which is then exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the aggregate exercise price of the stock. The payment may be made in shares of stock valued at fair market value, in cash, or partly in cash and partly in shares of stock, as the Compensation Committee determines. SARs may be exercised only when the fair market value of the stock covered by the option surrendered exceeds the exercise price of the stock. In the event of the surrender of an option, or a portion of it, to exercise the SARs, the shares represented by the option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each SAR issued in tandem with an option (a) will expire not later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.

  TERMINATION OF OPTIONS OR SARS. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employees severance of employee with the Company other than death, disability or retirement.

  Death. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death of the Eligible Person.

  Disability. Unless the option or SAR expires sooner, the option or SAR will expire one day less than one year after the disability of the Eligible Person.

  Retirement. Unless it is expressly provided otherwise in the option agreement, before the expiration of an incentive option, the employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the incentive option shall terminate on the earlier of the option's expiration date or one day less than one year after his retirement; provided, if an incentive option is not exercised within specified time limits prescribed by the Internal Revenue Code (the "Code"), it will become a nonqualified option by operation of law. Unless it is expressly provided otherwise in the option agreement, if before the expiration of a nonqualified option, the employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the nonqualified option shall terminate on the earlier of the nonqualified option's expiration date or one day less than one year after his retirement. In the event of retirement, the employee shall have the right prior to the termination of the nonqualified option to exercise the nonqualified option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the option agreement. Upon retirement, a SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

  RELOAD OPTIONS. The Board or Compensation Committee shall have the authority (but not an obligation) to include as part of any option agreement a provision entitling the Eligible Person to a further option (a "Reload Option") in the event the Eligible Person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such option, (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option, or (ii) one year from the date of grant of the Reload Option, and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

  RESTRICTED STOCK AWARDS. The Compensation Committee may issue shares of stock to an Eligible Person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the Eligible Person or for a payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Compensation Committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

  AWARD OF PERFORMANCE STOCK. The Compensation Committee may award shares of stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Compensation Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance stock award shall be made by the Compensation Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

  AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the

Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

  The following table illustrates the benefits to be issued under the new
Plan:

                               NEW PLAN BENEFITS

                            1998 STOCK OPTION PLAN

                                                            DOLLAR      NUMBER
NAME AND POSITION                                        VALUE ($)(1) OF OPTIONS
-----------------                                        ------------ ----------
William F. Borne, CEO..................................   $  450,295    72,775
Lynne Shackelford-Burnhard, President, Amedisys
 Resource Management...................................   $  225,188    36,394
Mitchel G. Morel, Chief Financial Officer..............   $  283,870    45,878
Charles M. McCall, President, Staffing and Patient Care
 Services..............................................   $  144,243    23,312
Executive Group........................................   $1,504,033   243,076
Non-Executive Director Group...........................   $  226,889    36,669
Non-Executive Officer Employee Group...................   $2,989,194   468,395

--------

(1) Dollar value was calculated using the average exercise price of the options which is $6.1875.

  THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED PLAN. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 5
               APPROVAL OF THE 1998 DIRECTORS STOCK OPTION PLAN

  The 1998 Directors Stock Option Plan ("Directors Plan") provides for the automatic grant of options to eligible directors. The purpose of the Directors Plan is to secure for the Company and its Stockholders, the benefits arising from stock ownership by its directors. The Directors Plan provides a means whereby such directors may purchase shares of Common Stock pursuant to options granted under the Directors Plan. Subject to the anti-dilution provisions discussed below, there are 75,000 shares of Common Stock reserved for issuance upon the exercise of options. A summary of the Directors Plan is set forth below, and the full text of the Directors Plan is attached hereto as Exhibit "C".

  ELIGIBILITY. All members of the Company's Board of Directors, who are not employees of the Company, are eligible to receive grants of options ("Eligible Directors").

  AUTOMATIC GRANTS OF OPTIONS. Each Eligible Director receives automatic grants of options based upon specific criteria set forth in the Directors Plan. Each Eligible Director receives an initial grant of options on the later of (i) the date the Eligible Director becomes a member of the Board of Directors, and (ii) July 1 of each year thereafter, for as long as such member serves as a director during the term of the Directors Plan.

  Each Eligible Director receives options to purchase 5,000 shares of Common Stock on each grant date for service on the Board. Each Eligible Director who serves on a permanent committee of the Board, other than the Executive Committee receives an additional option to purchase 1,000 shares for each committee participation. Executive Committee members receive an option to purchase 2,000 shares for such participation.

  In addition, on each grant date an Eligible Director who serves as a chairman of a permanent committee, other than the Executive Committee, receives an additional option to purchase 1,500 shares of Common Stock. The chairman of the Executive Committee receives an option to purchase 2,500 shares of Common Stock. All such options are in addition to options granted because of committee participation.

  EXERCISE PRICE. The exercise price of each option is equal to the fair market value of the Company's Common Stock underlying the option, at the time of grant. The exercise price may be paid (i) in cash or by cashier's check, or (ii) by delivery of shares of Common Stock already owned by the Eligible Director, which have a fair market value at the time of exercise, equal to the aggregate exercise price.

  NON-TRANSFERABILITY AND RESTRICTIONS ON EXERCISES. No option granted under the Directors Plan is transferable by the Eligible Director otherwise than by will or the laws of descent and distribution. An option is only exercisable during the Eligible Directors lifetime by the Eligible Director. In the event of the Eligible Director's death, the personal representative or the person who acquires the right to exercise the option by bequest or inheritance may exercise the options at any time during the lesser of (i) the remaining term of the option, or (ii) one year from the date of the Eligible Directors' death. All options granted under the Director's Plan are not exercisable for a period of six (6) months after the date of grant, except in the case of an Eligible Director's death or permanent disability, upon which event an option becomes immediately exercisable for a period equal to one year thereafter.

  TERM OF THE OPTIONS. All options granted under the Directors Plan expire, if not previously exercised, five (5) years from the date of grant. If the Eligible Director's membership on the Board terminates for any reason, any options held on such date terminate upon the lesser of (i) one year from the date of termination, or (ii) the remaining term of the option.

  TAX CONSEQUENCES. Under present tax law, the federal income tax treatment of options granted under the Directors is as generally described below. Local and state tax authorities may also tax compensation awarded under the Directors Plan.

  All options granted under the Directors Plan are non-qualified stock options. Non-qualified stock options are all options which do not qualify for incentive stock option treatment under Section 422 of the Code. If a non-qualified stock option has a readily ascertainable fair market value at the time of grant, the optionee realizes ordinary income either (a) when his rights in the option becomes transferable; or (b) when the right to an option is not subject to a substantial risk of forfeiture. Ordinary income will be equal to the fair market value of the option less any amount paid by the optionee. If the option does not have an ascertainable fair market value at the time of grant, income is realized at the time the option is exercised. Such income would be the positive difference between the fair market value of the common stock received at the time of exercise and the exercise price paid. Upon the sale of the Common Stock received upon exercise, the difference between the sale price and the fair market value on the date of exercise will be treated as capital gain or loss.

  The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary income as described above. To the extent an optionee realizes capital gains as described above, the Company will not be entitled to any deduction for Federal income tax purposes.

  The foregoing discussion does not purport to be a complete summary of the effects of federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

  ANTI-DILUTION PROVISIONS. In the event of a change, such as a stock split or stock dividend, in the Company's capitalization, which results in a change in the number of outstanding shares of common stock, without receipt of consideration, an appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options. An appropriate adjustment will also be made in the total number of shares authorized for issuance under the Directors Plan.

  RELOAD OPTIONS. The Directors Plan provides for the automatic grant of reload options to an optionee who would pay all, or part of, an option exercise price by the delivery of shares of Common Stock already owned by such optionee. Reload options would be granted for each share so tendered. The exercise price of such reload options is the fair market value of the Common Stock on the date the original option is exercised. All other terms of the reload options are identical to the terms of the original option.

  THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE DIRECTORS PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF SUCH DIRECTORS PLAN. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                  ITEM 6

            APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  The Board of Directors of the Company adopted the 1998 Employee Stock Purchase Plan (" 1998 ESPP") in April 1998, subject to the approval of the Stockholders of the Company. The 1998 ESPP is intended to encourage ownership of Common Stock by employees and to encourage employees to remain with the Company or its subsidiaries through an opportunity to share in the increased value of the Common Stock to which the employees contribute. The 1998 ESPP is for the benefit of all eligible full-time employees of the Company and its subsidiaries, both officers and non-officers. A summary of the 1998 ESPP is set forth below, and the full text of the 1998 ESPP is attached hereto as Exhibit "D."

ELIGIBILITY AND PARTICIPATION; ADMINISTRATION

  The 1998 ESPP authorizes the Company to issue options to eligible employees to purchase shares of Common Stock at 85% of the fair market value of Common Stock on the first business day of each offering period which commences on January 1 and June 1 of each year. Administration of the 1998 ESPP will be vested in the Board of Directors, or a committee named by the Board of Directors. All employees of the Company or its subsidiaries (excluding employees whose scheduled employment is less than 20 hours per week or less than five months per year) who complete one or more years of continuous service as of June 1, 1998 are eligible for participation. Participants in the 1998 ESPP shall elect to have payroll deductions made on each payday during the offering period in an amount not less than 1% and not more than 15% of such participant's compensation on such payday. At the beginning of each offering period, each eligible employee participating in the 1998 ESPP shall be granted an option to purchase a number of shares of the Company's Common Stock determined by dividing such employee's contribution accumulated prior to the purchase date by the lower of (i) 85% of the fair market value of a share of the Company's Common Stock on the offering date, or (ii) 85% of the fair market value of the Company's Common Stock on the purchase date; provided however, that the maximum number of shares the employee may purchase during the offering period is 5,000.

  Purchase rights are not transferable except by will or by the laws of descent and distribution. Shares offered under the 1998 ESPP will be subject to adjustment in the case of stock dividends, stock splits and certain other stock changes. In addition, no option granted under the 1998 ESPP will permit a participant to purchase in any single calendar year shares of stock, together with all other shares which the participant may be entitled to purchase under all employee stock purchase plans in such year, at a rate in excess of $25,000 in fair market value (such fair market value determined at the time the option is granted) for each calendar year in which such option is outstanding.

CERTAIN FEDERAL TAX CONSEQUENCES

  The 1998 ESPP is intended to comply with the requirements governing employee stock purchase plans set forth in the Code. Certain favorable tax consequences are afforded to purchasers of stock pursuant to an employee stock purchase plan meeting those requirements. If a participant acquires stock under such a plan and holds it for a period of more than two years from the date the option is granted and more than one year from the date the option is exercised, he would not realize any ordinary income on exercise but would realize ordinary income upon disposition of such stock to the extent of the excess of the fair market value of such stock at the time the option was granted over its option price (which in the 1998 ESPP would be the amount of the 15% reduction in price), and he would report any additional gain as capital gain. If such stock is disposed of when its fair market value is less than its fair market value at the time the option was granted, the amount of ordinary income is limited to the excess of the fair market value at the time of disposition over the option price. Neither the grant of an option under an employee stock purchase plan meeting the requirements in the Code nor the exercise of such an option has tax consequences to the Corporation. If a participant disposes of stock acquired pursuant to such an option within two years from the date the option is granted or one year from the date the option is exercised, he must report as ordinary income the difference between the option price and the fair market value of the stock at the time the option was exercised, and the Corporation may take an income tax deduction in that amount.

  THE BOARD OF DIRECTORS HAS APPROVED THE 1998 ESPP AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED PLAN. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 7
                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors wishes to obtain from the Stockholders a ratification of the Board's action in appointing Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP, as independent public accountants of the Company, for the fiscal year ending December 31, 1998. The engagement of Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP for audit services has been approved by the Board of Directors. Representatives from each firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

  In the event the appointment of Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP, as the Company's independent public accountants for fiscal year 1998 is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 1998 will be permitted to stand unless the Board finds other good reason for making a change.

  THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF ARTHUR ANDERSEN LLP AND HANNIS T. BOURGEOIS & CO. LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1998 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                            EXECUTIVE OFFICERS

  The executive officers of the Company are as follows:

      NAME                  AGE                     CAPACITY
      ----                  ---                     --------
      William F. Borne(1).   40 Chief Executive Officer
      James P. Cefaratti..   55 President, Chief Operating Officer and Secretary
      Mitchel G. Morel....   37 Chief Financial Officer
      Cindy L. Doll.......   37 Vice President of Human Resources
      Larry R. Graham.....   32 Senior Vice President of Operations
      Michael D. Lutgring.   28 General Counsel
      Joann B. Rushing....   47 Executive Vice President

--------

(1) Biographical information with respect to this officer was previously described in Item 1.

  James P. Cefaratti has served as president and chief operating officer of the Company since August, 1997, and secretary since April 1998. Mr. Cefaratti was president and chief executive officer of Global Vision, Inc. from April 1995 to July 1997. From August 1993 until April 1995, Mr. Cefaratti was a private investor involved in the purchase and sale of small health care companies. In 1989, Mr. Cefaratti joined Home Intensive Care, Inc. as president and chief executive officer, until it was sold to W.R. Grace & Co. in June 1993.

  Mitchel G. Morel has served as chief financial officer of the Company since June 1994 and also served as vice president of finance from February 1991. Mr. Morel is responsible for directing financial activities and financial reporting systems of the Company. From October 1989 to January 1991, Mr. Morel served as comptroller of Amedisys Staffing Services, Inc., a subsidiary of the Company. Mr. Morel has a Bachelor of Science degree in business administration with a major in accounting from Louisiana State University and is licensed as a Certified Public Accountant in the state of Louisiana.

  Cindy L. Doll has served as vice president of human resources of the Company since March 1996. From March 1995 until March 1996, Ms. Doll was human resources director of the Company. From July 1995 until March 1995 Ms. Doll was the benefits coordinator of the Company. From January 1993 until July 1993, Ms. Doll was office manager of MedAmerica, Inc., a subsidiary of the Company. Ms. Doll received a Bachelor of Arts degree from University of Pennsylvania.

  Larry R. Graham has served as senior vice president of operations of the Company since December 1997. From April 1996 until December 1997, Mr. Graham was vice president, finance of the Company. From July 1993 until April 1996, Mr Graham was director of financial services of General Health System. Mr. Graham received a Bachelor of Science degree in business administration from the University of Southern Mississippi.

  Michael D. Lutgring has served as general counsel of the Company since November 1997. From October 1996 until November 1997 Mr. Lutgring operated his own law practice. Mr. Lutgring received his Juris Doctorate from Louisiana State University in May 1996.

  Joann B. Rushing has served as executive vice president of the Company since October 1997. From June 1995 until June 1997, Ms. Rushing was officer and vice president, marketing and public relations of Global Vision, Inc. From January 1994 until June 1995, Ms. Rushing was executive vice president and partner of Medical Data Resources. From June 1993 until January 1994, Ms. Rushing was an independent consultant with various companies in the health care, manufacturing and retail industries.

  There is no family relationship between or among any executive officers and directors.

                                STOCK OWNERSHIP

  The following table sets forth, as of April 29, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company who beneficially owns more than 5% of the Company's outstanding Common Stock, (ii) each director, (iii) all named executive officers, and (iv) all directors and officers as a group:

                                                    SHARES OF      PERCENT OF
               NAME AND ADDRESS(1)                 COMMON STOCK  VOTING POWER(2)
               -------------------                 ------------  ---------------
Terra Healthy Living, Ltd.........................   861,622(3)       18.4%
William F. Borne..................................   432,359(4)        9.2%
Lynne Shackelford-Bernhard........................    56,605(5)        1.2%
Mitchel G. Morel..................................    39,155(6)          *
Charles M. McCall.................................    33,754(7)
David Pitts.......................................     5,000             *
Peter F. Ricchiuti................................     2,000             *
Ronald A. LaBorde.................................     2,000             *
Jake Netterville..................................     2,000             *
All officers and directors as a group (11 per-
 sons)............................................   491,329(8)       10.4%

--------
 (*) Less than one percent.

 (1) Each address is the Company, except for (i) Terra Healthy Living, Ltd., at Bahnofplatz 9, 8001 Zurich, Switzerland, (ii) David Pitts, at 7946 Goodwood Boulevard, Baton Rouge, LA 70806, and (iii) Peter F. Ricchiuti, Associate Dean, Director of Research, A.B. Freeman School of Business, Tulane University, New Orleans, LA 70118.
 (2) Includes Common Stock and Common Stock Equivalents.
 (3) Includes 861,622 shares of Company Common Stock underlying 380,000 shares Series A Preferred Stock.

 (4) Includes options to purchase 26,425 shares of Common Stock.


 (5) Includes options to purchase 14,298 shares of Common Stock.

 (6) Includes options to purchase 17,459 shares of Common Stock.

 (7) Includes options to purchase 7,904 shares of Common Stock.

 (9) Includes options to purchase 51,906 shares of Common Stock.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information regarding compensation paid by the Company to the chief executive officer and for all other executive officers whose total annual salary and bonus exceeded $100,000 during 1997. The Company maintains a disability insurance policy and life insurance policy on Mr. Borne under which the Company is a beneficiary. These policies are pledged as collateral for a bank loan of the Company. The named executive officers received perquisites and other personal benefits in amounts less than 10% of their total annual salary and bonus.

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                LONG-TERM
                                    ANNUAL COMPENSATION        COMPENSATION
                              -------------------------------- ------------
                                                OTHER ANNUAL                 ALL OTHER
                         YEAR  SALARY   BONUS  COMPENSATION(1)   OPTIONS    COMPENSATION
                         ---- -------- ------- --------------- ------------ ------------
William F. Borne........ 1997 $ 190,00 $20,000     $1,987         34,525         --
Chief Executive Officer  1996  153,771  20,000         --         35,000         --
                         1995  133,519      --         --          3,250         --
Lynne Shackelford-
 Bernard................ 1997 $100,000 $43,649     $3,450         14,644         --
President,               1996   90,645  17,500         --         18,500         --
Amedisys Resource        1995   78,958      --         --          3,250         --
 Management
Mitchel G. Morel........ 1997 $100,000 $12,500     $1,000         24,128         --
Chief Financial Officer  1996   87,698  17,500         --         18,500         --
                         1995   84,297      --         --          3,250         --
Charles M. McCall....... 1997 $ 82,812 $33,203     $4,501         13,612         --
President,               1996   75,071   5,525         --          9,500         --
Staffing and Patient     1995       --      --         --             --         --
 Care Services

--------
(1) Comprised solely of a car allowance.

EMPLOYMENT AGREEMENTS

  Except for Mr. Borne, none of the officers of the Company is subject to an employment agreement. On October 1, 1996, Mr. Borne entered into an employment agreement with the Company with a term through December 31, 1997 which provides for successive one-year renewals unless either party gives 30-day written notice of its election not to renew prior to the expiration of the term. The agreement provides for a base salary of $16,666 monthly, which may be adjusted by the Board of Directors, and an annual bonus equal to the greater of (i) 25% of the base salary for the applicable year if the Company achieves a 20% or greater increase in its stock price, or (ii) 100% of the base salary for the applicable year if the Company's earnings per share is at or above the Company's budgeted projection for such year or if the Company achieves a 50% or greater increase in its stock price. Mr. Borne is entitled to participate in Company benefit plans, receives 20 business days vacation, the use of an automobile with a value of at least $50,000, plus reasonable expenses. Pursuant to the agreement, Mr. Borne has the option to borrow up to $125,000 in the form of a three year loan bearing interest at the Company's best borrowing rate, the outstanding balance of which is currently $64,000. In the event of termination of employment for death or disability, Mr. Borne shall be entitled to payment of salary and bonus for the lesser of one year or the remaining term under the agreement. In the event of termination without cause or if Mr. Borne resigns for good reason he shall be entitled to the payment of the full base salary for the period of one year and an amount equal to the aggregate bonus amount paid to Mr. Borne for the most recently completed calendar year. Additionally, the agreement provides that during its term and for a one-year period thereafter, Mr. Borne shall not compete with the Company.

STOCK OPTIONS

  The Company's Amended Stock Option Plan provides for the issuance of an aggregate of 1,000,000 shares of Common Stock upon exercise of options granted pursuant to such Amended Stock Option Plan. As of December 31, 1997, options to purchase an aggregate of 957,065 shares were outstanding under the Option Plan.

                           1997 STOCK OPTION GRANTS

                                                                    POTENTIAL
                                                                   REALIZABLE
                                                                    VALUE AT
                                                                 ASSURED ANNUAL
                                                                 RATES OF STOCK
                                  PERCENT                             PRICE
                                    OF    EXERCISE                APPRECIATION
                         OPTIONS   TOTAL   PRICE                 FOR OPTION TERM
                         GRANTED  OPTIONS   (PER    EXPIRATION   ---------------
          NAME           (SHARES) GRANTED  SHARE)      DATE        5%      10%
          ----           -------- ------- -------- ------------- ------- -------
William F. Borne........  34,525   3.6%    $6.20   February 2007 $30,835 $43,071
Lynne Shackelford-
 Bernhard...............  14,644   1.5%    $6.20   February 2007 $13,079 $17,269
Mitchel G. Morel........  24,128   2.5%    $6.20   February 2007 $21,549 $30,099
Charles M. McCall.......  13,612   1.4%    $6.20   February 2007 $12,158 $16,982

                      AGGREGATED OPTION EXERCISES IN 1997
                        AND YEAR-END OPTION VALUES NAME

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                           SHARES                      OPTIONS           IN-THE-MONEY OPTIONS(*)
                          ACQUIRED    VALUE   ------------------------- -------------------------
          NAME           ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- -------- ----------- ------------- ----------- -------------
William F. Borne........      --        --      26,425       46,330         $ 0          $ 0
Lynne Shackelford-Bern-
 hard...................      --        --      14,298       22,096         $ 0          $ 0
Mitchel G. Morel........      --        --      17,459       28,419         $ 0          $ 0
Charles M. McCall.......      --        --       7,904       15,408         $ 0          $ 0

--------
* Computed based on the differences between the fair market value and aggregate exercise prices.

CERTAIN TRANSACTIONS

  In March 1998, the Company completed a private placement of 750,000 shares of Series A Preferred Stock to accredited investors at a purchase price of $10.00 per share ("Private Placement") in reliance upon an exemption from registration under the Securities Act of 1933 (the "Act"). In December 1997, the Board of Directors established a series of shares setting forth the preferences, rights, and limitations and authorizing the issuance of up to 1,000,000 shares of Series A Preferred Stock. The face value of the Series A Preferred Stock is $10 per share (the "Face Value"). The Series A Preferred Stock is convertible, at any time at the holder's option, initially into a number of shares of Common Stock equal to the Face Value divided by $4.625 (the "Conversion Rate"). Pursuant to the terms of the Private Placement, the Company agreed to register the resale of shares of Common Stock underlying the Series A Preferred Stock, and have the registration statement declared effective by May 27, 1998. The registration statement was not declared effective on May 27, 1998, accordingly pursuant to the terms of the Private Placement the Conversion Rate was reduced by .5%. The Conversion Rate shall continue to decrease by .5% on the first day of each month in the event that any of the shares of Common Stock underlying the shares of Series A Preferred Stock continue not to be publicly tradeable pursuant to an effective registration statement under the Act. The Series A Preferred Stock will automatically convert to shares of Common Stock if the average sales price for the Common Stock exceeds $7.09 for fifteen consecutive trading days. The Series A Preferred Stock is not redeemable by the Company. The holders of the Series A Preferred Stock will be entitled to receive dividends, if and when they are declared by the Board of Directors. The liquidation preference of the Series A Preferred Stock is the Face Value, subject to adjustment. The Series A Preferred Stock is senior to all outstanding classes and series of the Company's capital stock. Each holder of shares of Series A Preferred Stock is entitled to one vote for each share of Common Stock underlying the Series A Preferred Stock. In connection with the Private Placement, Terra Healthy Living, Ltd. purchased 380,000 shares of Series A Preferred Stock, which is currently convertible into 861,622 shares of Common stock. Terra Healthy Living, Ltd. Is only affiliated to the Company through its stock ownership.

  Notes receivable from related parties consist of unsecured and non-interest bearing notes from the chief executive officer totaling approximately $64,000 at December 31, 1997 and $65,000 at March 31, 1998. The maturity dates for the notes receivable from the chief executive officer are as follows: (i) $8,000 payable in December 1998, (ii) $18,000 payable in December 1999, and (iii) $38,000 payable in December 2000. Additional notes receivable from related parties consist of receivables from the Internal Medicine Clinic of Tangipahoa, Inc. ("IMC") which owns 40% of Amedisys Physician Services, Inc. totaling approximately $150,000 at December 31, 1997. The fair value of the notes receivable from related parties is equal to the recorded value due to the short term nature of the notes.

  In March, 1994, the Company entered into agreements with IMC to form Rural Health Provider Network, Inc. ("RHPN") of which the Company owns 60% (the "Agreements"). The name of RHPN has subsequently been changed to Amedisys Physician Services, Inc. ("APS"). APS operated a lab, walk-in-clinic in Hammond, Louisiana, and managed the physician practice of IMC. APS also invested in an opthamology clinic in Hammond, Louisiana. Pursuant to the Agreements, the Company loaned APS $312,000. This amount was comprised of $112,000 for the purchase of the fixed assets of IMC and a working capital loan of $200,000, collateralized by IMC's accounts receivable. The Company was responsible for funding the operations of APS, including loaning additional funds to APS if APS did not have adequate cashflow to meet its current obligations. The balance owed to the Company by IMC for working capital requirements at December 31, 1995 was $256,000. Two notes were issued on January 1, 1996 to the Company by IMC in the combined amount of $256,000. These notes bear interest at 9%, require monthly principal and interest payments of $4,706 with the balance due on maturity of January 1, 1999 and are secured by the accounts receivable of IMC. During 1996, the Company collected approximately $6,000 from IMC on the outstanding notes. Because of a dispute between the owners of IMC and the Company over the amounts outstanding, the Company determined that the probability of collecting $100,000 of the payable was uncertain and therefore, elected to expense that amount in December 1996, resulting in a remaining balance owed at December 31, 1996 of $150,000. In addition to the outstanding notes payable due from IMC, APS recorded management fees of $28,097 in 1996 and $541,441 in 1995 from IMC. As of December 31, 1996, management fees of $28,097 were still outstanding. From January through August 1997, IMC made payments of varying amounts on the unpaid balance of management fees.

  At August 1997, the entire balance of $28,097 was paid. The Company and IMC terminated their management relationship in August 1996, and have no other arrangements with respect to management of physician practices or independent practice associations.

  In accordance with the terms of the Agreements, IMC has the right and option to sell its shares of APS back to APS at a price equal to 3.5 times the earnings per share of APS attributable to each share of APS stock, to be calculated based on the largest annual earnings per share amount during the three-year period prior to the time such repurchase is requested by IMC. This option became exercisable in March 1997, and does not have an expiration date. In the Agreements, the Company agreed to loan the funds to repurchase the stock to APS, if necessary. In addition, the Agreements provide that in the event the management agreement between IMC and APS is terminated, IMC shall be required to repurchase all of the assets of IMC acquired by APS at fair market value within 45 days of such termination. At this time, the option has not been exercised, and the Company has not enforced the repurchase of the assets by IMC.

  Notes payable to related parties in 1996 consisted primarily of a note issued in 1994 in the original amount of $1,080,000, bearing interest at 9% with a fifteen year amortization, to Vista Maple, Ltd. During 1994, prior to its acquisition by the Company, Amedisys Surgery Centers, L.C. ("ASC") purchased a building and land from Vista Maple, Ltd., a real estate partnership, whose owners were also owners of ASC, and are now stockholders of the Company. The Company currently has a 15% interest in Vista Maple, Ltd. The note was refinanced under a five year installment note in June 1997 with Merrill Lynch in the amount of $973,000. The principal monthly payment is $5,403 and the interest rate is the 30-day commercial paper rate plus 2.75%, with a balloon payment of $648,401. The remaining balance of notes payable to related parties ($45,000) consists of unsecured notes to certain Stockholders of the Company that are due on demand and bear interest at rates from 0%--12%. The fair value of these notes approximates the recorded balance due to the short-term nature of the notes.

REPORT OF THE COMPENSATION COMMITTEE

  The Company's executive compensation is supervised by the Compensation Committee of the Board of Directors. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

  The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the healthcare industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well an individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.

  In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

 Base Salary

  Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within the healthcare industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

 Annual Incentive Compensation

  The Compensation Committee has historically structured employment arrangements with incentive compensation. Payment of bonuses has generally depended upon the Company's achievement of pre-tax income targets established at the beginning of each fiscal year or other significant corporate objectives. Individual performance is also considered in determining bonuses.

 Other Compensation

  In addition to cash and equity compensation programs, the executive officers participate in various other employee benefit plans. Executive officer participation in various clubs, organizations, and associations may also be funded by the Company.

 Long-Term Incentive Compensation

  The Company provides long-term incentive compensation through its stock option plan. The number of shares covered by any grant is generally determined by the then-current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

 Chief Executive Officer Compensation

  Mr. Borne has served as chief executive officer since 1982. Mr. Borne's annual base salary is $190,000 pursuant to his employment agreement described herein. Mr. Borne received option issuances based upon the overall performance of the Company in fiscal 1997.

  The overall goal of the Compensation Committee is to ensure that compensation policies are established that are consistent with the Company's strategic business objectives and that provide incentives for the attainment of those objectives. This is effected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

                                          Compensation Committee:
                                          Peter F. Ricchiuti
                                          David R. Pitts

                         STOCK PRICE PERFORMANCE GRAPH

  The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Common Stock of the Company for the four-year period ending December 31, 1997, with the cumulative total return on the Nasdaq Composite index and a peer-group index over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite index and the peer group). The peer group selected by the Company includes the Company, Staff Builders, Inc., The Care Group, Inc., Transworld Healthcare, Inc, In Home Health, Inc. and Interim, Inc.


                       [PERFORMANCE GRAPH APPEARS HERE]


                                                PEER     NASDAQ
                                AMEDISYS        GROUP   COMPOSITE
                                --------        -----   ---------
12-31-93                          $100          $100      $100
12-31-94                            97           100       118
12-31-95                           118           130       140
12-31-96                           115           132       187
12-31-97                            63            71       121

                             COST OF SOLICITATION

  The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                 OTHER MATTERS

  Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

  Proposals of Stockholders of the Company which are intended to be presented by such Stockholders at the 1998 Annual Meeting must be received by the Company no later than April 25, 1999 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          William F. Borne, Chief Executive
                                           Officer

May 28, 1998

                                                                      EXHIBIT A

                                  ARTICLE IV

  The total number of shares of stock which the Corporation shall have authority to issue is 35,000,000 consisting of 30,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

  Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

  Subject to all of the rights of the Preferred Stock or any series thereof described in appropriate certificates of designation, the holders of the Common Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefore, the dividends payable in cash, common stock, or otherwise.

  No stockholder of the Corporation shall have the right of cumulative voting at any election of Directors of the Corporation.

                                                                      EXHIBIT B

                                AMEDISYS, INC.
                            1998 STOCK OPTION PLAN

                                ARTICLE I--PLAN

  1.1 PURPOSE. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

  1.2 RULE 16B-3 PLAN. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

  1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective January 1998 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                            ARTICLE II--DEFINITIONS

  The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

  2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  2.2 "AWARD" means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

  2.3 "BOARD OF DIRECTORS" means the board of directors of the Company.

  2.4 "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

    (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

    (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

    (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

    (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

    (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

    (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

  2.5 "CODE" means the Internal Revenue Code of 1986, as amended.

  2.6 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

  2.7 "COMPANY" means AMEDISYS, INC.

  2.8 "CONSULTANT" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

  2.9 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

  2.10 "ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

  2.11 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Award is granted.

  2.12 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or
(c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to
(x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

  2.13 "INCENTIVE OPTION" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

  2.14 "NONQUALIFIED OPTION" means an option to purchase Stock granted under this Plan other than an Incentive Option.

  2.15 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

  2.16 "OPTION AGREEMENT" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

  2.17 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

  2.18 "PLAN" means the Amedisys, Inc. 1998 Stock Option Plan, as set out in this document and as it may be amended from time to time.

  2.19 "PLAN YEAR" means the Company's fiscal year.

  2.20 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

  2.21 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

  2.22 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

  2.23 "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

  2.24 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

  2.25 "STOCK" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

  2.26 "STOCK APPRECIATION RIGHT" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

  2.27 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                           ARTICLE III--ELIGIBILITY

  The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV--GENERAL PROVISIONS RELATING TO AWARDS

  4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

  4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 1,425,000 shares. The shares may be treasury shares or authorized but unissued shares. [THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS OR STOCK APPRECIATION RIGHTS WHICH MAY BE ISSUED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO RESTRICTED STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO PERFORMANCE STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE.] The number of shares stated in this
Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

  4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

  4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

  4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

    (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then
  (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and
  (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

    (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

      (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

      (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

      (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

    (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

    (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

    (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

  4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

               ARTICLE V--OPTIONS AND STOCK APPRECIATION RIGHTS

  5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

  5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

  5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

  5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

  5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

    (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

    (b) Stock at its Fair Market Value on the date of exercise,

    (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

    (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

    (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

  As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

  Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

  5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

  5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

  5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

  5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

  5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

  5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

  5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

  5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

  5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

  5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or
(ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

  Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

  5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                      ARTICLE VI--RESTRICTED STOCK AWARDS

  6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

  6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

    (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
  (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

    (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

    (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

    (d) unless stated otherwise in the Restricted Stock Agreement,

      (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

      (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

  6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

  The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the AMEDISYS 1998 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

  6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

  6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

  6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

                     ARTICLE VII--PERFORMANCE STOCK AWARDS

  7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

  7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

  7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

  7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

                         ARTICLE VIII--ADMINISTRATION

  The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

    (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

    (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

    (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

    (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

    (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

    (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

    (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

  The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                 ARTICLE IX--AMENDMENT OR TERMINATION OF PLAN

  The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE X--MISCELLANEOUS

  10.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

  10.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

  10.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

  The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

  10.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

  10.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

  10.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

  10.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

  10.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

  10.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

  10.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

  10.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.

                                                                      EXHIBIT C

                                AMEDISYS, INC.
                         DIRECTORS' STOCK OPTION PLAN

                                   ARTICLE I
                                    PURPOSE

  The purpose of the AMEDISYS, INC. Directors' Stock Option Plan (the "Plan") is to secure for AMEDISYS, INC. and its stockholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby eligible Directors may purchase shares of the common stock, $.001 par value, of AMEDISYS, INC. pursuant to options granted in accordance with the Plan.

                                  ARTICLE II
                                  DEFINITIONS

  The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

  2.1 "Annual Grant Date" shall mean July 1 of each calendar year commencing July 1, 1998 during the term of the Plan or the nearest preceding business day if July 1 falls on a weekend or holiday.

  2.2 "Board" shall mean the Board of Directors of AMEDISYS, INC.

  2.3 "Chairman" shall mean the duly appointed Chairman of any standing Committee of the Board.

  2.4 "Change of Control" shall mean the occurrence of any of the following acts:

    (a) The acquisition by any person, entity or "group" within the meaning of (S) 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty (30%) percent or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, the purchase by underwriters in a firm commitment public offering of the Company's securities shall not constitute a Change of Control; or

    (b) If the individuals who serve on the Company's Board as of July 1, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, any person who becomes a Director subsequent to July 1, 1998, whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the Directors then compiling the Incumbent Board, shall for purposes of this Agreement be considered as if such person was a member of the Incumbent Board; or

    (c) Approval by the Company's stockholders of: (i) a merger, reorganization or consolidation whereby the Company's stockholders immediately prior to such approval do not, immediately after consummation of such reorganization, merger or consolidation own more than 50% of the combined voting power entitled to vote generally in the election of directors of the surviving entity's then outstanding voting securities; or
  (ii) liquidation or dissolution of the Company; or (iii) the sale of all or substantially all of the assets of the Company.

  2.5 "Committee" shall mean a duly appointed standing committee of the Board.

  2.6 "Common Stock" shall mean the common stock, $.001 par value of the Company.

  2.6 "Company" shall mean Amedisys, Inc. and any of its subsidiaries.

  2.8 "Director" shall mean any person who is a member of the Board of the Company.

  2.9 "Eligible Director" shall be any Director who is not a full or part-time employee of the Company.

  2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  2.11 "Exercise Price" shall mean the price per share at which an Option may be exercised.

  2.12 "Fair Market Value" shall mean the closing price of a share of Common Stock on the principal securities exchange on which such Common Stock is traded on the last preceding business day prior to the date as to which Fair Market Value is being determined, or on the next preceding business day on which such Common Stock is traded, if no shares of Common Stock were traded on such date. If the Common Stock is not traded on a securities exchange, Fair Market Value shall be the closing sales price of the Common Stock as reported on the NASDAQ-National Market System for the last preceding business day prior to the date on which Fair Market Value is to be determined or on the next preceding business day if the Common Stock was not traded on such date. If the Common Stock is not quoted on the NASDAQ-National Market System, Fair Market Value shall be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market on the last preceding business day prior to the day as of which Fair Market Value is being determined, or on the next preceding day on which such high bid and low asked prices were recorded. If the Common Stock is not publicly traded, Fair Market Value shall be determined by the Board, in good faith, but only during any period in which no equity security of the Company's is registered pursuant to (S) 12 of the Exchange Act. In no case shall Fair Market Value be less than the par value per share of the Common Stock. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

  2.13 "Grant Date" shall mean the Initial Grant Date or the Annual Grant Date as appropriate.

  2.14 "Initial Grant Date" shall mean with respect to each Eligible Director, the latter of (i) the date such Eligible Director is first elected as a member of the Board, and (ii) July 1, of each year thereafter, so long as such member is a Director during the term of the Plan.

  2.15 "Option" shall mean an Option, including a Reload Option, to purchase shares granted pursuant to the Plan.

  2.16 "Option Agreement" shall mean the written agreement described in
Article VI herein.

  2.17 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

  2.18 "Purchase Price" shall be the Exercise Price multiplied by the number of whole shares of Common Stock with respect to which an Option may be exercised.

  2.19 "Plan" shall mean this Amedisys, Inc. Directors' Stock Option Plan.

  2.20 "Reload Option" means an option granted to an Eligible Director equal to the number of shares of Common Stock delivered by the Eligible Director to pay for the exercise of an Option as more fully described in Article XIII-- RELOAD OPTIONS.

                                  ARTICLE III
                                ADMINISTRATION

  3.1 General. This Plan shall be administered by the Board in accordance with the express provisions of this Plan, subject to the restrictions contained in
(S) 16 of the Exchange Act.

  3.2 Powers of the Board. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan or (S) 16 of the Exchange Act (once the Common Stock is registered pursuant to (S) 12 of the Exchange Act), as may be necessary for the administration of the Plan.

  3.3 Section 16 Compliance. It is the intention of the Company that the Plan, and the administration of the Plan (once the Company's Common Stock is registered pursuant to (S) 12 of the Exchange Act) comply in all respects with
(S) 16 of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with (S) 16 of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

                                  ARTICLE IV
                            SHARES SUBJECT TO PLAN

  Subject to adjustment in accordance with Articles IX and XII an aggregate of 75,000 shares of Common Stock are reserved for issuance under the Plan. Shares of Common Stock reserved under this Plan may be either authorized, but unissued shares of Common Stock or reacquired shares of Common Stock. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such Option shall be available for future grants of Options.

                                   ARTICLE V
                           NON-DISCRETIONARY GRANTS

  5.1 Initial Grants. On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 5,0000 shares of Common Stock.

  5.2 Annual Grants. On each Annual Grant Date, each Eligible Director shall receive the grant of an Option to purchase 5,000 shares of Common Stock.

  5.3 Committee Service. Each Eligible Director who serves on a Committee, other than the Executive Committee, shall receive the grant of additional Options to purchase 1,000 shares of Common Stock on the Initial Grant Date and each Annual Grant Date, for each Committee he serves on as of the Grant date. Service on the Executive Committee shall entitle an Eligible Director to receive Options to purchase 2,000 shares of Common Stock on the Initial Grant Date and each Annual Grant Date. The grant of Options pursuant to this Section
5.3 shall be in addition to the grant of Options contained in Sections 5.1 and 5.2, respectively.

  5.4 Chairman of Committee. Each Eligible Director who serves as a Chairman of a Committee as of a Grant Date, other than the Chairman of the Executive Committee, shall receive an additional grant of Options to purchase 1,500 shares of Common Stock for each Chairmanship on the Initial Grant Date and each Annual Grant Date. Service as Chairman of the Executive Committee shall entitle an Eligible Director to receive additional Options to purchase 2,500 shares of Common Stock on the Initial Grant Date and each Annual Grant Date. The grant of Options pursuant to this Section 5.4 shall be in addition to the grant of Options contained in Sections 5.1, 5.2 and 5.3, respectively.

                                  ARTICLE VI
                                TERMS OF OPTION

  Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of shares of Common Stock subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine:

  6.1 Term. The term of the Option shall be five (5) years from the Grant Date of each Option, subject to earlier termination in accordance with Articles VI and X of the Plan.

  6.2 Restriction on Exercise. No Option shall be exercisable until six (6) months after the Grant Date, except in the case of the Eligible Director's death or permanent disability, upon which events the Option will become immediately exercisable. Thereafter, an Option, or any portion thereof, may be exercised until the earlier of the expiration of the option's term or termination of the Option in accordance with this Article VI.

  6.3 Exercise Price. The Exercise Price for each share of Common Stock subject to an Option shall be the Fair Market Value of the Common Stock as determined in Section 2.12 herein.

  6.4 Manner of Exercise. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full Purchase Price of the shares of Common Stock being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the shares of Common Stock for which the Option may then be exercised, but an eligible Director must exercise the Option in full shares of Common Stock.

  6.5 Payment. The Purchase Price pursuant to an Option or portion thereof, may be paid:

    (a) in United States dollars, in cash or by check, bank draft or money order payable to the Company; or

    (b) by delivery of shares of Common Stock owned by an Eligible Director which has an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of (S) 16(b) of the Exchange Act; or

    (c) to the extent authorized by the Board, or if specified in the Option being exercised, by a promissory note from optionee to the Company, upon such terms and conditions determined by the Board and secured by the Common Stock issuable upon exercise of the Option; or

    (d) by any combination of the above methods of payment.

  6.6 Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Eligible Director's lifetime only by the Eligible Director, his guardian or legal representative.

  6.7 Termination of Membership on the Board. If an Eligible Director's membership on the Board terminates for any reason, an Option held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the actual expiration of the term of the Option) and shall thereafter terminate.

                                  ARTICLE VII
                       GOVERNMENT AND OTHER REGULATIONS

  7.1 Delivery of Common Stock. The obligation of the Company to issue or transfer and deliver shares of Common Stock for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

  7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Eligible Director, by accepting such option, represents and agrees, for the Eligible Director and his permitted transferees, that none of the shares of Common Stock purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the shares in violation of the Securities Act of 1933, as amended (the "Act") and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person.

                                 ARTICLE VIII
                                WITHHOLDING TAX

  The Company may, in its discretion, require an Eligible Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations, if any, to withhold federal, state or local income or other taxes (which for purposes of this Article VIII includes an Eligible Director's FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Eligible Director to place shares of Common Stock received upon exercise of the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Eligible Director's gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Eligible Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow upon such payment by an Eligible Director.

                                  ARTICLE IX
                                  ADJUSTMENTS

  9.1 Proportionate Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged into a different number or kind of shares of Common Stock or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of shares of Common Stock as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares of Common Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the shares of Common Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Common Stock on conversion of notes, preferred stock or exercise of warrants or shares of Common Stock issued by the Board for such consideration as the Board deems appropriate.

  9.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding shares of Common Stock of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of shares of Common Stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

                                   ARTICLE X
                       AMENDMENT OR TERMINATION OF PLAN

  10.1 Amendments. The Board may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

    (a) materially increase the maximum number of shares of Common Stock which may be sold pursuant to Options granted under the Plan;

    (b) materially increase the benefits accruing to participants under the Plan;

    (c) materially modify the requirements as to eligibility for participants in the Plan.

  10.2 Termination. The Board may suspend or terminate this Plan at any time. This Plan, unless sooner terminated, shall terminate on the tenth (10th) anniversary of its adoption by the Board. No Option may be granted under this Plan, while this Plan is suspended or after it is terminated.

  10.3 Holder of Consent. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

  11.1 Privilege of Stock Ownership. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of an Option until certificates representing the shares of Common Stock shall have been issued and delivered.

  11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

  11.3 Use of Proceeds. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

  11.4 Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of Delaware as it then exists.

  11.5 Gender and Number. Except as otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

  11.6 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                  ARTICLE XII
                    STOCKHOLDER APPROVAL AND EFFECTIVE DATE

  The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board; provided, however, that if such vote was not solicited substantially in accordance with the rules and regulations, if any, in effect under (S) 14(a) of the Exchange Act, at the time of such vote, the Company will furnish in writing to the holders of record of the securities entitled to vote for the Plan, substantially the same information concerning the Plan which would be required by the rules and regulations in effect under
(S) 14(a) of the Exchange Act, as if proxies to be voted with respect to the approval or disapproval of the Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of (i) the first registration of an equity security under (S) 12 of the Exchange Act; or (ii) the acquisition of an equity security for which an exemption is claimed. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (i) shall not be exercisable prior to such approval, and (ii) shall become null and void if such stockholder approval is not obtained.

                                 ARTICLE XIII
                                RELOAD OPTIONS

  13.1 Reload Option. Whenever the optionee holding any Option outstanding under the Plan (including Reload Options granted under this Article XIII) exercises the Option and makes payment of the Exercise Price pursuant to
Section 6.5(b) by tendering Common Stock previously held by the optionee, then the Company shall automatically grant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the optionee on payment of the Exercise Price of the Option being exercised.

  13.2 Reload Option Exercise Price. The Reload Option Exercise Price per share shall be an amount equal to the Fair Market Value per share of the Company's Common Stock determined as of the date of receipt by the Company of the notice by optionee to exercise the Option.

  13.3 Term of Reload Option. The exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later of
(i) expiration date of the original surrendered Option, or (ii) one year from the date of grant.

  13.4 Restriction on Exercise. Any Reload Option granted under this Article XIII shall vest immediately, but shall not be exercisable until the end of six months after the date of its issuance, except in the case of the death or permanent disability of the optionee, upon which event the Reload Option will become immediately exercisable.

  13.5 Other Terms of Reload Options. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.

                                                                      EXHIBIT D

                                AMEDISYS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

  The following constitute the provisions of the 1998 Employee Stock Purchase Plan of Amedisys, Inc.

  1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2. Definitions.

  a) "Board" shall mean the Board of Directors of the Company.

  b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  c) "Common Stock" shall mean the Common Stock of the Company.

  d) "Company" shall mean Amedisys, Inc., a Delaware corporation.

  e) "Compensation" shall mean all regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

  f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

  g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

  h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

  i) "Employee" shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

  j) "Exchange Act" shall mean the Securities Exchange Act of 1934, amended.

  k) "Exercise Date" shall mean the last day of each offering period of the Plan.

  l) "Purchase Date" shall mean the last day of each Purchase Period of the Plan.

  m) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

  n) "Offering Period" shall mean a period of six (6) months commencing on January 1 and June 1 of each year except as otherwise indicated by the Company.

  o) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  p) "Plan" shall mean this Employee Stock Purchase Plan.

  q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary

  3. Eligibility.

  a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

  b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i), if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such an Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined working power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

  4. Offering Periods.

  a) The Plan shall be implemented by a series of Offering Periods of six (6) months duration, with new Offering Periods commencing on or about January 1 and June 1 of each year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated on accordance with Section 19 hereof. The Board of directors of the Company shall have the power to change the duration and/or the frequency of Offering Period with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Eligible employees may not participate in more than one Offering at a time.

  5. Participation.

  a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the whole number percentage of the participant's Compensation (which shall be not less than 1% and not more than 15%) to be paid as Contributions pursuant to the Plan.

  b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, that unless sooner terminated by the participant as provided in Section 10, provided however, that any payroll paid within five (5) business days preceding the Exercise Date will be included in the subsequent Offering Period.

  6. Method of Payment of Contributions.

  a) The participants shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (in whole number increments) of such participant's Compensation on each such payday. All payroll deductions made to a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

  b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such care and, if not, as of the beginning of the next succeeding calendar month.

  7. Grant of Option.

  a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contribution accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the lower of (i) eighty-five (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of the Company's Common Stock on the Purchase Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be [5,000 shares,] and provided further that such purchase shall be subject to the limitations set forth in
Section 3(b) and 13. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

  b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the common Stock is not traded on such date, on the immediately proceeding trading date on which there was a closing price), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price or such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in the Wall Street Journal.

  8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

  9. Delivery. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, including but not limited to, direct deposit into a book entry account or brokerage account, the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares on the Exercise Date, other than amounts representing fractional shares, will be returned to him or her as soon as practicable. Amounts representing fractional shares will be carried forward for use in subsequent purchases.

  10. Voluntary Withdrawal; Termination of Employment.

  a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to two (2) business days prior to the Exercise Date of the Offering Period by completing a Company approved notification. All of the participant's Contributions credited to his or her account will be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

  b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

  c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

  d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

  11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

  12. Stock.

  a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

  b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

  c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the "Street Name" of a Company approved broker.

  13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committed shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

  14. Designation of Beneficiary.

  A participant may file a written designation of a beneficiary who is to receive shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

  d) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents of relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

  15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as election to withdraw funds in accordance with Section 10.

  16. Use of Funds. All Contributions received or held by the Company under the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

  17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

  18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

  a) Adjustments. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock spit, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an option.

  b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a percent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of the merger of sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that this or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets of merger.

  19. Amendment or Termination.

  a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

  b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld form the participant's compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

  20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location or by the person, designated by the Company for the receipt thereof.

  21. Conditions Upon Issuance of Shares.

  a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  b) As a consideration to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  c) Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the Option pursuant to which such shares were purchased.

  22. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 20.

  23. Additional Restriction of Rule 16b-3. The terms and conditions of options grated hereunder to, and the purchase of shares by , persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                 AMEDISYS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 25, 1998

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEDISYS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

  The undersigned stockholder of AMEDISYS, INC. (the "Company") hereby appoints William F. Borne and James P. Cefaratti, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock or Common Stock Equivalents of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 6230 Blue Bonnet, Baton Rouge, Louisiana, on Thursday, June 25, 1998 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:
1. To elect five directors to serve until the next annual meeting of Stockholders of the Company and until their successors have been duly elected and qualified;

                                     FOR             AGAINST                     ABSTAIN
                                     ---             -------                     -------
                                     [_]               [_]                         [_]

2. To approve the proposed amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock ("Common Stock") from 10,000,000 to 30,000,000 shares.

                                     FOR             AGAINST                     ABSTAIN
                                     ---             -------                     -------
                                     [_]               [_]                         [_]

3. To approve the proposed amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of preferred stock ("Preferred Stock") from
   2,500,000 to 5,000,000 shares.

                                     FOR             AGAINST                     ABSTAIN
                                     ---             -------                     -------
                                     [_]               [_]                         [_]

4. To adopt the proposed 1998 Employee Stock
   Option Plan;

                                     FOR             AGAINST                     ABSTAIN
                                     ---             -------                     -------
                                     [_]               [_]                         [_]

5. To adopt the proposed 1998 Directors Stock
   Option Plan;

                                     FOR             AGAINST                     ABSTAIN
                                     ---             -------                     -------
                                     [_]               [_]                         [_]

6. To consider and act upon the proposed 1998
   Employee Stock Option Plan;

                                     FOR             AGAINST                     ABSTAIN
                                     ---             -------                     -------
                                     [_]               [_]                         [_]

7. To ratify the selection of Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998; and
8. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.
THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1, 2, 3, 4, 5 AND 6 THIS PROXY WILL BE VOTED FOR THAT ITEM.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 15, 1998.






                                       DATED:__________________________________

                                       ----------------------------------------
                                       [Signature]

                                       ----------------------------------------
                                       [Signature if jointly held]

                                       ----------------------------------------
                                       [Printed Name]
                                       Please sign exactly as name appears on
                                       stock certificate(s). Joint owners
                                       should each sign. Trustees and others
                                       acting in a representative capacity
                                       should indicate the capacity in which
                                       they sign.

 PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.